SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) SEPTEMBER 25, 2000

                           BCS INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          COLORADO                      0-23871                 84-1434323
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)



                     14500 NORTH NORTHSIGHT BLVD., SUITE 213
                            SCOTTSDALE, ARIZONA 85260
               (Address of principal executive offices) (Zip Code)

                                 (480) 556-0850
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On September 25, 2000, the registrant entered into a Share Exchange Agreement with the shareholders of AutoVenu, Inc., a Delaware corporation, and consummated the acquisition by exchanging 303.7241 shares of the registrant's common stock and 6.393 shares of the regis trant's to be created Series A preferred stock for each issued and outstanding share of common stock of AutoVenu, Inc. The Series A preferred stock will be convertible into 100 shares of common stock without additional consideration.

         AutoVenu, Inc. had a total of 283,000 issued and outstanding shares of common stock. The shareholders of AutoVenu, Inc. were Mark Moldenhauer, Jules Lee Wurzel and BusinessTradeCenter.com, Inc. As a result of the share exchange, the former shareholders of AutoVenu, Inc. now control the registrant.

         In accordance with the terms of the Share Exchange Agreement, Nicholas Miller and Philip Stern tendered their resignations as the registrant's officers and directors effective September 25, 2000. The following individuals were appointed as officers and directors of the registrant effective September 25, 2000: Mark Moldenhauer, Director, President and Secretary, and Jules Lee Wurzel, Director and Treasurer.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         AutoVenu, Inc. is a private software development company based in Scottsdale, Arizona. AutoVenu, Inc. intends to develop and market a suite of proprietary software applications targeted at specific business-to-business e-commerce industries. As the parent company of AutoVenu, Inc., the registrant intends to continue the development and business of AutoVenu, Inc.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         In accordance with the Share Exchange Agreement, the registrant is in the process of changing its name and trading symbol. The information will be reported by amendment.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired:  Filed herewith.

         (b)  Pro forma financial information:  Filed herewith.

         (c)  Exhibits:


REGULATION                                                          CONSECUTIVE
S-K NUMBER     DOCUMENT                                             PAGE NUMBER

  10.1         Share Exchange Agreement between the registrant           N/A
               and the shareholders of AutoVenu, Inc., dated
               September 25, 2000(1)
---------------------
(1)   Filed previously.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BCS INVESTMENT CORPORATION



December 7, 2000                      By:    /s/Mark Moldenhauer
                                        ---------------------------------------
                                        Mark Moldenhauer, President

                                 AUTOVENU, INC.


                           Financial Statements as of
                                 August 31, 2000
                        and Independent Auditors' Report

AUTOVENU, INC.



TABLE OF CONTENTS

                                                                           Page

INDEPENDENT AUDITORS' REPORT                                                 6

FINANCIAL STATEMENTS AS OF AUGUST 31, 2000:

          Balance Sheet                                                      7

          Statement of Operations                                            8

          Statement of Stockholders' Equity                                  9

          Statement of Cash Flows                                            10

NOTES TO FINANCIAL STATEMENTS                                                11

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
AutoVenu, Inc.:


We have audited the balance sheet of AutoVenu, Inc. (a Development Stage Company), as of August 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the period March 21, 2000, date of inception, through August 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of AutoVenu, Inc. as of August 31, 2000 and the results of its operations and cash flows for the period March 21, 2000, date of inception, through August 31, 2000, in conformity with generally accepted accounting principles.



/s/ KING, WEBER & ASSOCIATES, P.C.


KING, WEBER & ASSOCIATES, P.C.
Tempe, Arizona
October 12, 2000

AUTOVENU, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET AS OF AUGUST 31, 2000



ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                             $188,135
     Accounts receivable                                                      2,775
                                                                           ---------
          Total current assets                                              190,910

PROPERTY AND EQUIPMENT, net                                                   2,872

CAPITALIZED WEB SITE DEVELOPMENT COSTS, net                                   6,852

OTHER ASSETS                                                                    382
                                                                           ---------
TOTAL ASSETS                                                               $201,016
                                                                           =========
LIABILITIES AND STOCKHOLDERS' DEFICIT:
CURRENT LIABILITIES:
     Accounts payable                                                      $    175
     Accrued interest                                                         2,405
     Note payable to stockholder                                            195,000
                                                                           ---------
          Total current liabilities                                         197,580
                                                                           ---------
STOCKHOLDERS' EQUITY:
     Common stock, $.00001 par value, 100,000,000
       shares authorized, 283,000 issued and outstanding                          3
     Paid in capital                                                          8,147
     Accumulated deficit                                                     (4,714)
                                                                           ---------
          Total stockholders' equity                                          3,436
                                                                           ---------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                $201,016
                                                                           =========





   The accompanying notes are an integral part of these financial statements.

AUTOVENU, INC.
(A DEVELOPMENT STAGE COMPANY)
 STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 21, 2000, (date of inception) THROUGH AUGUST 31, 2000

NET SALES                                                                  $  5,275
                                                                           ---------
COSTS AND EXPENSES:
     Personnel expenses                                                       5,000
     Office and administrative expense                                        1,350
     Depreciation and amortization                                            1,234
                                                                           ---------
          Total                                                               7,584
                                                                           ---------

LOSS FROM OPERATIONS                                                         (2,309)
                                                                           ---------
OTHER (INCOME) AND EXPENSES
     Interest expense                                                         2,405
                                                                           ---------
     Total other expenses                                                     2,405
                                                                           ---------
NET LOSS                                                                   $ (4,714)
                                                                           =========
NET LOSS PER COMMON SHARE
     Basic                                                                 $  (0.06)
                                                                           =========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Basic                                                                   85,675
                                                                           =========






   The accompanying notes are an integral part of these financial statements.

AUTOVENU, INC.
(A DEVELOPMENT STAGE COMPANY)
 STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD MARCH 21, 2000, (date of inception) THROUGH AUGUST 31, 2000




                                                                         Additional
                                                Common Stock               Paid-In           Accumulated
                                             Shares     Amount             Capital             Deficit          Total
                                             ------     ------           ---------           -----------        -----
BALANCE MARCH 21,2000                            0      $  -                $    -             $     -          $     -

Stock issued for cash                      283,000         3                 8,147                   -            8,150

Net loss                                                                                        (4,174)          (4,714)
                                           -------      ----                ------             --------         --------
BALANCE, AUGUST 31,2000                    283,000      $  3                $8,147             $(4,174)         $ 3,436
                                           =======      ====                ======             ========         ========









   The accompanying notes are an integral part of these financial statements.

AUTOVENU, INC.
(A DEVELOPMENT STAGE COMPANY)
 STATEMENT OF CASH FLOWS FOR THE
PERIOD MARCH 21, 2000, (date of inception) THROUGH AUGUST 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                 $ (4,714)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
  Depreciation and amortization                                               1,234
  Changes in assets and liabilities:
  Accounts receivable                                                        (2,775)
  Other assets                                                                 (419)
  Accounts payable                                                              175
  Accrued interest                                                            2,405
                                                                           ---------
  Net cash used in operating activities                                      (4,094)
                                                                           ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of web site technology                                            (7,475)
  Purchase of property and equipment                                         (3,446)
                                                                           ---------
    Net cash provided by investing activities                               (10,921)
                                                                           ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from note payable                                                195,000
  Proceeds from issuance of common stock                                      8,150
                                                                           ---------
    Net cash provided by financing activities                               203,150
                                                                           ---------
INCREASE IN CASH AND EQUIVALENTS                                            188,135

CASH AND EQUIVALENTS, BEGINNING OF PERIOD                                       -
                                                                           ---------
CASH AND EQUIVALENTS, END OF PERIOD                                        $188,135
                                                                           =========
SUPPLEMENTAL CASH FLOW INFORMATION:

  Interest paid                                                            $    -
                                                                           =========
  Income taxes paid                                                        $    -
                                                                           =========


   The accompanying notes are an integral part of these financial statements.

AUTOVENU, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS FOR THE
PERIOD MARCH 21, 2000, (date of inception) THROUGH AUGUST 31, 2000


1.   ORGANIZATION AND BASIS OF PRESENTATION

     AutoVenu Inc. (the "Company") is a development stage enterprise that is developing software with a business plan focused on specific B2B Internet applications and Internet infrastructure software applications. The Company initially intends to provide web site applications for the automotive Internet environment, primarily auction services for the wholesale used automobile market. The Company has launched its initial Internet software product which facilitates the online purchase of automobiles and the initial credit evaluation of retail customers. The Company's customers are expected to be public car auctions throughout the United States. The Company will derive its revenue from the facilitation of online business by providing its Internet software product to customers such as Publiccarauctions.com, Inc. and other automotive related entities.

     Additionally, the Company intends to joint venture the development of certain Internet imaging and Internet infrastructure technologies. The outcome of these projects is highly uncertain. The Company's business plan includes the commercial exploitation of certain technologies and the Company will be a passive early-stage investor with other technologies.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Cash and cash equivalents includes all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. At times cash deposits may exceed government insured limits. At August 31, 2000, cash deposits exceeded those insured limits by approximately $88,000.

     Property and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets ranging from 3 to 5 years. Property and equipment at August 31, 2000 is comprised primarily of computer equipment.

     Research and development costs are expensed as incurred.

     Advertising costs are expensed as incurred. There were no material advertising costs in the period ended August 31, 2000.

     Income taxes - The Company provides for income taxes based on the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which among other things, requires that recognition of deferred income taxes be measured by the provisions of enacted tax laws in effect at the date of financial statements.

     Financial instruments - Financial instruments consist primarily of cash, accounts receivable and obligations under accounts payable, accrued expenses and the note payable. The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of those instruments. However, the fair value of the note payable is not estimated because of the related party nature of the instrument.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Loss Per Share - Basic loss per share is computed using the weighted average number of shares of common stock outstanding for the period. The Company has a simple capital structure and therefore there is no presentation for diluted loss per share.

     Revenue Recognition - Revenue is recognized under contracts to provide web site services ratably over the term of the agreements, generally twelve months.



3.   CAPITALIZED SOFTWARE DEVELOPMENT COSTS

     The Company has capitalized Internet web site development costs associated with its initial product. Certain costs associated with the initial planning, conceptual formulation of content and decision processes have been expensed. During the period March 21, 2000, date of inception, through August 31, 2000, the Company capitalized costs of $7,475 associated with wed site development, primarily payments to outside consultants. These costs are being amortized on a straight-line basis over twelve months.


4.   NOTE PAYABLE

     The Company has borrowed a total of $195,000 from its controlling shareholder under a note payable. The note is unsecured and bears interest at 12% per annum. The note is due on January 24, 2001. Accrued interest on the note of $4,355 is included in the accompanying balance sheet at August 31, 2000.


5.   INCOME TAXES

     The Company recognizes deferred income taxes for the differences between financial accounting and tax bases of assets and liabilities. Income taxes for the period ended August 31, 2000 consisted of the following:


         Current tax provision (benefit)                      $     (900)
         Deferred tax provision (benefit)                             900
                                                              ------------

         Total income tax provision (benefit)                 $        -0-
                                                              ============

     There were no material temporary book/tax differences for the period ended August 31, 2000. There was a deferred tax asset of $900 at August 31, 2000, relating to net operating loss carryforwards of approximately $4,700. The deferred income tax asset is fully offset by a valuation allowance. The net operating loss carryforwards expire beginning in 2019.

     Deferred income taxes for the years ended August 31, 2000, primarily relate to temporary differences for the increase in the valuation allowance of $900.


6.   LEASES

     Operating Leases

     The Company leases its facilities from a related entity. That entity is owned by the Company's single largest shareholder. The lease agreement is on a month-to-month basis. Rent expense under this lease was approximately $1,000 for the period ended August 31, 2000.


7.   RELATED PARTY TRANSACTIONS

     The Company has borrowed a total of $195,000 from its single largest shareholder. Interest expense on that note was $4,355 for the period ended August 31, 2000.

     The Company leases its office facilities from an entity that is owned by the Company's single largest shareholder. Rent expense on that lease was $1,000 for the period ended August 31, 2000.

     The Company entered into a consulting agreement with its single largest shareholder. The consulting agreement is for managerial and general corporate development services. The Company paid $5,000 under this agreement for the period ended August 31, 2000.

8.   SUBSEQUENT EVENTS

     On September 25, 2000, AutoVenu, Inc. merged with and into BCS Investment Corporation ("BCS"). As a result of the merger transaction with BCS, the former stockholders of the AutoVenu held a majority of BCS' voting stock. For financial accounting purposes, the acquisition is a reverse acquisition of the BCS by the AutoVenu, under the purchase method of accounting, and will be treated as a recapitalization with the AutoVenu as the acquirer.

                                   * * * * * *

             Unaudited Pro Forma Combined Financial Information for

                           BCS INVESTEMENT CORPORATION

BCS INVESTMENT CORPORATION

Unaudited pro forma combined financial information

The following unaudited pro forma combined financial information gives effect to the acquisition of Autovenu, Inc. ("Autovenu") by BCS Investment Corporation ("BCS"), on September 25, 2000. Under the terms of the Share Exchange Agreement, the Autovenu shareholders obtained control of BCS through the exchange of their shares of Autovenu for shares of BCS. Accordingly, for accounting purposes the acquisition of Autovenu has been accounted for in this unaudited pro forma combined financial information by the purchase method as a recapitalization of Autovenu with the net monetary assets of BCS in accordance with APB Opinion No. 16.

Under recapitalization accounting, Autovenu is considered to have issued shares for consideration equal to the net monetary assets of BCS with the results of BCS operations included in the combined financial information from the date of acquisition being September 25, 2000.

The unaudited pro forma combined statement of operations give pro forma effect to the acquisition as if the transaction was consummated as of January 1, 1999. The BCS and Autovenu statement of operations information for the year ended December 31, 1999 was derived from the audited statement of operations of BCS for the year then ended as Autovenu was not incorporated until March 21, 2000 and did not have any predecessor entities. The BCS and Autovenu statement of operations for the period ended September 30, 2000 was derived from their unaudited statements of operations for the period then ended.

The unaudited pro forma combined financial information has been prepared by management and is not necessarily indicative of the combined results of operations in future periods or the results that actually would have been realized had BCS and Autovenu been a combined company during the specified periods. The pro forma combined statement of operations does not include any material non-recurring charges or credits directly attributable to the transaction. The unaudited pro forma combined financial information, including the notes thereto, should be read in conjunction with, the historical financial statements of BCS included in its December 31, 1999 Form 10-KSB and September 30, 2000 Form 10-QSB filed April 14, 2000 and November 14, 2000, respectively, with the Securities and Exchange Commission and the historical financial statements of Autovenu attached to this amended Form 8K.

BCS INVESTMENT CORPORATION
Unaudited Pro Forma Combined Statement of Operations

$ United States

-------------------------------------------------------------------------------------------------------------------
                                      Historical                       Pro Forma                    Historical
                                     BCS          Autovenu                           Combined              and
                                            From inception                                           Pro forma
                              Nine month        (March 21,                         Nine month
                            period ended         2000) to                        period ended       Year ended
                           September 30,     September 30,                      September 30,     December 31,
                                    2000              2000      Adjustments              2000             1999
-------------------------------------------------------------------------------------------------------------------
Revenue
   Fees                    $         -      $        5,775    $         -       $       5,775    $         -
   Interest                          -                 -                -                 -              8,847
-------------------------------------------------------------------------------------------------------------------
                                     -               5,775              -               5,775            8,847
Expenses
   Amortization of capital
     assets                          -                 707              -                 707           22,876
   Amortization software
     development                     -               1,252              -               1,252              -
   Consulting fees                   -               5,000              -               5,000           58,328
   Foreign exchange                  -                 -                -                 -             10,424
   Interest                          -               4,355              -               4,355              -
   Interest on long
     term debt                       -                 -                -                 -              5,050
   Internet access charges           -                 -                -                 -              6,336
   Marketing and promotion           525               -                -                 525           91,179
   Office and administration         963               413              -               1,376           40,563
   Professional fees              13,441               -                -              13,441           62,883
   Rent and utilities                -               1,000              -               1,000           38,051
   Travel                            -                 -                -                 -             36,785
   Wages and benefits                -               2,848              -               2,848          411,190
   Write off of loan receivable      -                 -                -                 -             10,707
   Write off of goodwill on
     purchase of shares held
     by minority stockholders        -                 -                -                 -             65,420
-------------------------------------------------------------------------------------------------------------------
                                  14,929            15,575              -              30,504          859,792
-------------------------------------------------------------------------------------------------------------------
Loss before income taxes
  and minority interest          (14,929)           (9,800)             -             (24,729)        (850,945)

Income taxes                         -                 -                -                 -              2,234
-------------------------------------------------------------------------------------------------------------------
Loss before minority
  interest                       (14,929)           (9,800)             -             (24,729)        (853,179)

Minority interest in loss
  of former subsidiary               -                 -                -                 -             59,989
-------------------------------------------------------------------------------------------------------------------
Loss                       $     (14,929)   $       (9,800)   $         -       $     (24,729)   $    (793,190)
-------------------------------------------------------------------------------------------------------------------
Weighted average
   number of shares           14,046,080               -                -         100,000,000       99,304,582

Loss per share (note 2)    $        0.00    $          -      $         -       $        0.00    $      (0.01)
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial information.

BCS INVESTMENT CORPORATION
Notes to Unaudited Pro Forma Combined Financial Information

$ United States

--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION:

     This pro forma combined financial information has been prepared in accordance with generally accepted accounting principles in the United States.

     On September 25, 2000, BCS issued 85,953,920 shares of its common stock and 1,809,216 shares of its preferred stock to the Autovenu stockholders for all of the outstanding common stock of Autovenu.

     The acquisition was accounted for under the purchase method of accounting as a recapitalization of Autovenu with the net monetary assets of BCS in accordance with APB Opinion No. 16. Under recapitalization accounting, Autovenu is considered to have issued shares for consideration equal to the net monetary assets of BCS with the results of BCS operations included in the consolidated financial statements from the date of acquisition being September 25, 2000.

2.   PRO FORMA LOSS PER SHARE:

     The unaudited pro forma combined loss per share is based upon the weighted average number of outstanding shares of common stock of BCS during the periods presented, plus the number of shares issued to consummate the acquisition of Autovenu as if the acquisition occurred on January 1, 1999.